ADVISORSHARES DORSEY WRIGHT SHORT ETF (NASDAQ Ticker: DWSH)

SUMMARY PROSPECTUS – November 1, 2024

Before you invest in the AdvisorShares Fund, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information, each dated November 1, 2024, as supplemented from time to time, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://advisorshares.com/etfs/dwsh. You may also obtain this information at no charge by calling 877.843.3831 or by sending an email request to info@advisorshares.com.

INVESTMENT OBJECTIVE

The AdvisorShares Dorsey Wright Short ETF (the “Fund”) seeks capital appreciation through short selling securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES		0.75%
DISTRIBUTION (12b-1) FEES		0.00%
OTHER EXPENSES		3.09%
Short Interest Expenses	2.52%
Remaining Expenses	0.57%
ACQUIRED FUND FEES AND EXPENSES(a)		0.23%
RECAPTURED FEES/EXPENSES(b)		0.05%
TOTAL ANNUAL OPERATING EXPENSES		4.12%
FEE WAIVER/EXPENSE REIMBURSEMENT(b)		-0.12%
TOTAL ANNUAL OPERATING EXPENSES AFTER WAIVER/REIMBURSEMENT		4.00%

(a)	Total Annual Operating Expenses and Total Annual Operating Expenses After Waiver/Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which represent the Fund’s pro rata share of the fees and expenses of any money market fund and/or affiliated ETF in which it invested.

(b)	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to waive its fees and/or reimburse expenses to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement will remain in effect unless terminated and may be terminated without payment of any penalty (i) by AdvisorShares Trust (the “Trust”) for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If it becomes unnecessary for the Advisor to waive fees or reimburse expenses, the Trust’s Board of Trustees (the “Board”)may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and the expense limitation currently in effect, or, if lower, the expense limitation that was in effect at the time of the waiver and/or reimbursement, to recapture all or a portion of its prior fee waivers or expense reimbursements within three years of the date they were waived or reimbursed. The table above shows that the Advisor recaptured 0.05% during the most recent fiscal year, which is an expense of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay when purchasing or selling shares of the Fund. If these fees were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
AdvisorShares Dorsey Wright Short ETF	$402	$1,242	$2,096	$4,299

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 253% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by obtaining short exposure to investment returns of the broad U.S. large-capitalization equity market through short sales of U.S.-traded equity securities and ETFs. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments that create or result in short exposure to U.S. equity securities.

The Advisor allocates the Fund’s portfolio using a disciplined and quantitative model owned and developed by Dorsey, Wright & Associates, LLC. The model seeks to identify securities with the highest relative weakness within the universe of investable securities, which is primarily comprised of large-capitalization U.S.-traded equity securities and ETFs. The model seeks to identify market periods, typically after severe market corrections, where the securities with the most relative weakness may subsequently outperform the broader market. The Fund then engages in short sales to seek to outperform the broader equity market.

The Fund’s investment focus applies a shorting strategy to a core philosophy of relative strength. Relative strength investing involves buying securities that have appreciated in price more than the other securities in the investment universe and holding those securities until they underperform. The strategy is entirely based on market movement of the securities and there is no company fundamental data involved in the analysis. In implementing the strategy, stock selection is strictly based on identifying opportunities to provide short exposure to the lowest ranked securities as measured by the relative strength investment process. In utilizing the model, the Advisor seeks to remove emotion from the day-to-day decision making by following a systematic process. While the Advisor generally expects to use the model when buying and selling investments, the Advisor has full investment discretion over the Fund’s portfolio.

On a day-to-day basis, for investment purposes and to cover its short positions, the Fund may hold U.S. government securities, short-term high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and cash equivalents with maturities of one year or less, and ETFs that invest in these types of instruments.

The Fund’s strategy may frequently involve buying and selling securities, which may lead to relatively high portfolio turnover.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

ETF Market Risk. In stressed market conditions, the market for certain ETF shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn can lead to differences between the market price of the ETF’s shares and the underlying value of those shares. In addition, there are a limited number of institutions that act as authorized participants. If these institutions exit the business or are, for any reason, unable to process creation and/or redemption orders with respect to the Fund, or purchase and sell securities in connection with creation and/or redemption orders, as applicable, and no other authorized participant steps forward to create or redeem, or purchase or sell securities, as applicable, Fund shares may trade at a premium or discount to their net asset value (“NAV”) and possibly face operational issues such as trading halts and/or delisting. The absence of an active market in the Fund’s shares could lead to a heightened risk of differences between the market price of the Fund’s shares and the underlying value of those shares.

ETF Investment Risk. Through its investments in other ETFs, the Fund is subject to the risks associated with such other ETFs’ investments, including the possibility that the value of the securities held by an ETF could decrease. These risks include any combination of the risks described in this section.

Large-Capitalization Risk. Large-cap securities tend to go in and out of favor based on market and economic conditions. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies.

Management Risk. The Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Advisor’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, uncertainties regarding interest rates, rising inflation, or other events could have a significant impact on the market generally and on specific securities. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Models and Data Risk. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. In addition, the use of predictive models has inherent risk. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Portfolio Turnover Risk. The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and Fund performance that is lower than expected.

Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets. The use of leverage may magnify gains or losses for the Fund.

Trading Risk. Shares of the Fund may trade above or below their NAV. The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility and, in such instances, you may pay significantly more or receive significantly less than the underlying value of the Fund’s shares. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the NASDAQ Stock Market LLC (the “Exchange”), make trading in shares inadvisable.

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to the S&P 500 Index, which is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

Calendar Year Total Returns

The Fund’s year-to-date total return as of September 30, 2024 was 1.54%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	53.79%	1Q/2020
Lowest Return	-44.78%	2Q/2020

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2023

ADVISORSHARES DORSEY WRIGHT SHORT ETF	1 Year	5 Years	Since Inception (7/10/2018)
Return Before Taxes Based on NAV	-22.10%	-23.94%	-19.21%
Return After Taxes on Distributions	-25.08%	-24.54%	-19.80%
Return After Taxes on Distributions and Sale of Fund Shares	-13.09%	-15.61%	-12.87%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.25%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation, may differ from those shown, and are not relevant if you hold your shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases, your return after taxes may exceed your return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor

PORTFOLIO MANAGER

Name and Title	Length of Service with Advisor
Dan S. Ahrens, Managing Director, Chief Operating Officer, Chief Investment Officer & Portfolio Manager	since November 2008

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” Only institutional investors that are acting as the Fund’s authorized participants (typically broker-dealers) may purchase or redeem Creation Units. A Creation Unit transaction generally is conducted in exchange for a deposit of cash totaling the NAV of the Creation Units.

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange and, because shares trade at market price rather than at NAV, shares may trade at a value greater than (premium) or less than (discount) NAV. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available on the Fund’s website at www.advisorshares.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.